UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2010

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5720

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2010, Harvest Natural Resouces, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders approved the Harvest Natural Resources 2010 Long Term Incentive Plan (the "2010 LTIP"). The Company’s Board of Directors had approved the 2010 LTIP on March 31, 2010, subject to stockholder approval. A description of the 2010 LTIP was included under the caption "Proposal No. 3 - Approval of the Harvest Natural Resources 2010 Long Term Incentive Plan" at pages 15 through 23 of the Company’s definitive Proxy Statement for the 2010 Annual Meeting of Shareholders (the "Proxy Statement"), which was filed with the Securities and Exchange Commission on April 9, 2010. The description of the 2010 LTIP included in the Proxy Statement is incorporated by reference herein and is qualified in its entirety by reference to the full text of the 2010 LTIP, which was included as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2010, the Company held its Annual Meeting of Stockholders. There were 29,150,004 shares of common stock of the Company, constituting 87.64% of shares outstanding on March 31, 2010, the record date, represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

1. To approve the Election of Directors:

Stephen D. Chesebro’
Votes in Favor: 23,067,873
Votes Against/Withheld: 158,941
Broker Non-Votes: 5,923,190

James A. Edmiston
Votes in Favor: 23,104,737
Votes Against/Withheld: 122,077
Broker Non-Votes: 5,923,190

Dr. Igor Effimoff
Votes in Favor: 23,008,290
Votes Against/Withheld: 218,524
Broker Non-Votes: 5,923,190

H. H. Hardee
Votes in Favor: 22,955,305
Votes Against/Withheld: 271,509
Broker Non-Votes: 5,923,190

Robert E. Irelan
Votes in Favor: 23,008,931
Votes Against/Withheld: 217,883
Broker Non-Votes: 5,923,190

Patrick M. Murray
Votes in Favor: 23,107,448
Votes Against/Withheld: 119,366
Broker Non-Votes: 5,923,190

J. Michael Stinson
Votes in Favor: 22,970,340
Votes Against/Withheld: 256,474
Broker Non-Votes: 5,923,190

2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ended December 31, 2010:

Votes in Favor: 29,018,756
Against: 70,381
Abstentions: 60,867
Broker Non-Votes: 0

3. To approve the Harvest Natural Resources 2010 Long Term Incentive Plan.

Votes in Favor: 16,111,294
Against: 6,946,408
Abstentions: 169,112
Broker Non-Votes: 5,923,190

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Harvest Natural Resources 2010 Long Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

May 26, 2010	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel